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                                                                   Exhibit 10.34


                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of this ___nd day of November, 1996 by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Company"), SAFEGUARD SCIENTIFICS (DELAWARE), INC., a Delaware corporation ("SSI"), THE NICHOLS COMPANY, a Pennsylvania corporation ("TNC"), and the TURKEY VULTURE FUND XIII, LTD., an Ohio limited liability company of which Richard M. Osborne is the manager ("TVF XIII"), BRIAN F. BELCHER, JACK R. LOEW, CRAIG C. HOUGH, GARY C. BENDER, WERNER A. FRICKER, RDC INSTITUTE, INC., LOTZ DESIGNERS ENGINEERS AND CONSTRUCTOR, INC., C/N OAKLANDS III, INC., IRON RUN V, INC., C/N IRON RUN III, INC., and C/N LEEDOM II, INC.

                                   BACKGROUND

                  On August 22, 1996, the Company, SSI, TNC and TVF XIII entered into a Registration Rights Agreement (the "Agreement") providing SSI, TNC, TVF XIII and the Other Purchasers (as defined therein) with certain registration rights.

                  Pursuant to a Contribution Agreement, dated November 6, 1996 (the "Contribution Agreement"), by and among, inter alia, the Company and RAI Real Estate Advisers, Inc. ("RAI"), as the voting trustee of a voting trust executed by the Commonwealth of Pennsylvania State Employes' Retirement System as shareholder and RAI as voting trustee dated as of November 6, 1996 (the "Voting Trust"), the Company has agreed to issue to the Voting Trust (a) shares of the Company's Series A Convertible Preferred Shares (the "Preferred Shares"), par value $.01 per share, and may issue additional Preferred Shares on June 10, 1998, and December 31, 1999 (such issued and issuable Preferred Shares are collectively referred to as the "Property Shares") and (b) a warrant (the "Warrant") to purchase 400,000 of the Company's common shares of beneficial interest par value $.01 per share (the "Common Stock").

                  Pursuant to a Securities Purchase Agreement dated as of November 6, 1996 by and between the Company and the Voting Trust (the "SERS Securities Purchase Agreement"), the Company has agreed to issue to the Voting Trust additional Common Shares or Preferred Shares (the "Additional Shares").

                  In connection with the Contribution Agreement and such Securities Purchase Agreement, the Company will enter into a Registration Rights Agreement granting the Voting Trust certain registration rights (the "SERS Registration Rights Agreement").


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                  Pursuant to a Securities Purchase Agreement dated November 6,
1996 (the "MSAM Securities Purchase Agreement"), by and between the Company and Morgan Stanley Institutional Fund, Inc. - U.S. Real Estate Portfolio and Morgan Stanley SICAV Subsidiary, SA (together "MSAM"), the Company has agreed to issue to MSAM an aggregate of 709,091 shares of the Company's Common Stock.

                  In connection with such Securities Purchase Agreement, the Company will enter into a Registration Rights Agreement granting MSAM certain registration rights (the "MSAM Registration Rights Agreement").

                  To induce the Company, the Voting Trust and MSAM to enter into the foregoing transactions, SSI, TNC, TVF XIII and the Other Purchasers (the collectively the "Amending Parties") have agreed to enter into this Agreement.

1. CERTAIN DEFINITIONS.

                  1.01 Capitalized terms and phrases used herein shall have the meanings specified in the Agreement, unless the context clearly otherwise requires. In addition to the other terms defined in the Agreement and this Amendment, the following terms shall be defined as follows:

                           "Additional Holders" means the Persons who have
registration rights with respect to certain securities of the Company pursuant to either of the Additional Registration Rights Agreements.

                           "Additional Registration Rights Agreements" means the
SERS Registration Rights Agreement and the MSAM Registration Rights Agreement.

                           "Additional Securities" means those securities which
are or become subject to the registration provisions of either of the Additional Registration Rights Agreement.

                           "Registrable Security(ies) shall have the meaning set
forth in Section 1 of the Agreement, provided it shall be amended (a) to include as Registrable Security(ies) a new clause (vi) as follows: "and (vi) any other shares of Common Stock obtained in open market transactions or otherwise by a Holder who may be deemed to be an affiliate for purposes for Rule 144" and (b) to delete clauses (ii) and (iv) in the second proviso.


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2. DEMAND REGISTRATION; SHELF REGISTRATION.

                  2.01 Section 2(a)(I) of the Agreement is amended in its entity as follows:

                           (a)(i) A Holder or Holders may request at any time
(by written notice delivered to the Company) that the Company register under the Securities Act all or any portion of the Registrable Securities held by (or then issuable to) such Holder or Holders (the "Requesting Holders"), representing in the aggregate not less than twenty percent of the Registrable Securities, for sale in the manner specified in such notice (including, but not limited to, an underwritten public offering); provided, however, that no such request may be made without the written consent of SSI and TVF XIII at any time when SSI or TVF XIII would be prohibited from selling Registrable Securities pursuant to an effective registration statement under the Securities Act by the terms of the Agreement, dated August 22, 1996, between the Company and SSI, or the Agreement, dated March 20, 1996, among the Company, the Richard M. Osborne Trust and Richard M. Osborne, as the case may be. In each such case, such notice shall specify the number of Registrable Securities for which registration is requested, the proposed manner of disposition of such securities, and the minimum price per share at which the Requesting Holders would be willing to sell such securities in an underwritten offering. The Company shall, within five (5) Business Days after its receipt of any Requesting Holders' notice under this
Section 2(a)(i), give written notice of such request to all other Holders of Registrable Securities and to all Additional Holders of Additional Securities and afford them the opportunity of including in the requested registration statement such of their Registrable Securities or Additional Securities, as the case may be, as they shall specify in a written notice given to the Company within twenty (20) days after their receipt of the Company's notice. Within ten
(10) Business Days after the expiration of such twenty (20) day period, the Company shall notify all Holders and Additional Holders requesting registration of (A) the aggregate number of Registrable Securities and Additional Securities proposed to be registered by all Holders and Additional Holders, (B) the proposed filing date of the registration statement, and (C) such other information concerning the offering as any Holder or Additional Holder may have reasonably requested. If the Holders of a majority in aggregate amount of the Registrable Securities to be included in such offering shall have requested that such offering be underwritten, the managing underwriter for such offering shall be chosen by the Holders of a majority in aggregate amount of the Registrable Securities being registered, with the consent of the Company, which consent shall not be unreasonably withheld, not less than thirty (30) days prior to the proposed filing date stated in the Company's notice, and the Company shall thereupon promptly notify such Holder and Additional Holders as to the identity of the managing underwriter, if any, for the offering. On or before the 30th day prior to such anticipated filing date, any Holder or Additional Holder may give written notice to the Company and the managing underwriter specifying either that (A) Registrable Securities or Additional Securities of such Holder or Additional Holder, as the case may be, are to be included in the underwriting, on the same terms and conditions as the securities otherwise being sold through the underwriters under such registration or (B) such Registrable Securities or Additional Securities are to be registered pursuant to such registration statement and sold in the open market without any underwriting, on terms and conditions comparable to those


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normally applicable to offerings in reasonably similar circumstances, regardless of the method of disposition originally specified in Holder's or Additional Holder's request for registration.

                  2.02 Section 2(a)(iv) of the Agreement is amended in its entity as follows:

                           (iv) If the Company is required to use commercially
reasonable best efforts to register Registrable Securities and Additional Securities in a registration initiated upon the demand of any Holder pursuant to
Section 2(a) of this Agreement and the managing underwriters for such offering advise that the inclusion of all securities sought to be registered by the Holders and Additional Holders may interfere with an orderly sale and distribution of or may materially adversely affect the price of such offering, the aggregate number of Registrable Securities and Additional Securities included by the Holders and Additional Holders in such offering shall be reduced to a number which the managing underwriters advise will not likely have such effect and the maximum number of Registrable Securities and Additional Securities able to be included in such offering by each Holder and Additional Holder shall be reduced giving first preference to all Registrable Securities before any Additional Securities are included and thereafter pro rata (in accordance with such Holder's or Additional Holder's proportionate share of all Registrable Securities or Additional Securities, as the case may be, duly requested to be included in such registration).

                  2.03 Section 2(b) of the Agreement is amended in its entirely as follows:

                           (b) At any time during the 60-day period following
the end of any fiscal year of the Company, other than the fiscal year in which a registration statement is to be filed pursuant to Section 2(a) (except that the registration pursuant to a Deemed Additional Share Request shall not be subject to such limitation) any Holder or Holders may request in writing that the Company register under the Securities Act all or any portion of the Registrable Securities held by (or then issuable to) such Requesting Holders for sale pursuant to a Shelf Registration Statement; provided that any distribution or sale pursuant to any such Shelf Registration shall be limited to Brokers' Transactions or other transactions that do not involve an underwritten public offering. By executing this Amendment, the Amending Parties shall be deemed to have made (as of the date of closing under the SERS Securities Purchase Agreement or the MSAM Securities Purchase Agreement, whichever is earlier) a request under Section 2(b) (the "Deemed Additional Share Request") that the Company register for sale pursuant to a Shelf Registration Statement all Registerable Securities. The Company shall, within five (5) Business Days after its receipt of any Requesting Holders' notice under this Section 2(b), give written notice of such request to all other Holders and Additional Holders and afford them the opportunity of including in the requested Shelf Registration Statement such of their Registrable Securities and Additional Securities as they shall specify in a written notice given to the Company within twenty (20) days after their receipt of the Company's notice. The Company shall thereupon use its commercially reasonable best efforts to file the Shelf Registration Statement with the SEC within sixty (60) days after its receipt of the initial Requesting Holders' notice and to cause such registration statement to be declared effective within sixty (60) days after its filing (or in the case of the


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Deemed Additional Share Request the earlier of sixty (60) days after filing or
March 31, 1997); provided, however, that the Company shall not be required (A) to effect more than one registration pursuant to this Section 2(b) in any fiscal year for Holders, or (B) to effect any registration pursuant to this Section 2(b) (other than pursuant to the Deemed Additional Share Request) during the fiscal year during which Registrable Securities are registered pursuant to
Section 2(a) of this Agreement or (C) to register any Registrable Securities under this Section 2(b) unless it shall receive requests from Holders to register at least 10% of the aggregate Registrable Securities issued at the date hereof. The Company shall use its commercially reasonable best efforts to keep such Shelf Registration Statement (or, if required hereunder, a successor Shelf Registration Statement filed pursuant to Section 2(d) below) continuously effective in order to permit the prospectus forming a part thereof to be usable by Holders and Additional Holders until all securities included in such Shelf Registration Statement have ceased to be Registrable Securities (the "Lapse Date").

                  2.04 Section 2(d) of the Agreement is amended in its entirely as follows:

                           (d) If the Company is precluded by Rule 415 or any
other applicable rule under the Securities Act from including all Registrable Securities and Additional Securities in any Shelf Registration or from keeping any Shelf Registration Statement continuously effective from the filing date thereof through the Lapse Date, the Company shall file such additional or further Shelf Registration Statements, as may be required, so that, subject to the other provisions of this Agreement, all Registrable Securities and Additional Securities requested to be included are included on a continuously effective Shelf Registration Statement for substantially all of the period from the filing date of the first Shelf Registration Statement through the Lapse Date.

                  2.05 Section 2(e) of the Agreement is amended in its entirely as follows:

                           (e) Neither the Company nor any Person other than a
Holder or an Additional Holder shall be entitled to include any securities held by it or him in any underwritten offering pursuant to Section 2(a) of this Agreement.

3. INCIDENTAL REGISTRATION.

                  3.01 Section 3(a) of the Agreement is amended in its entirely as follows:

                           (a) Until all securities subject to this Agreement
have ceased to be Registrable Securities, if the Company proposes, other than pursuant to Article 2 hereof, to register any of its Common Stock or other securities issued by it having terms substantially similar to Registrable Securities or any successor securities (collectively "Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice


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(which notice shall specify the intended method or methods of disposition) to the Holders and the Additional Holders of its intention to do so, and upon the written request of any Holder or Additional Holder delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Registrable Securities or Additional Securities intended to be disposed of by such Holder or Additional Holder) the Company will use its commercially reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities and Additional Securities which the Company has been so requested to register by Holders or Additional Holders; provided, however, that:

                                    (i) if, at any time after giving such
written notice of its intention to register Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Other Securities, the Company may, at its election, give written notice of such determination to the Holders and Additional Holders requesting registration and thereupon the Company shall be relieved of its obligation to register such Registrable Securities and Additional Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Article 11), without prejudice, however, to the rights (if any) of the Holders to request that such registration be effected as a registration under
Article 2; and

                                    (ii) the Company will not be required to
effect any registration of Registrable Securities or Additional Securities pursuant to this Article 3 in connection with a primary offering of securities by it if the Company shall have been advised in writing (with a copy to the Holders and Additional Holders requesting registration) by a nationally recognized investment banking firm (which may be the managing underwriter for the offering) selected by the Company that, in such firm's opinion, a registration of Registrable Securities and Additional Securities at that time may interfere with an orderly sale and distribution of the securities being sold by the Company in such offering or materially and adversely affect the price of such securities; provided, however, that if an offering of some but not all of the Registrable Securities and Additional Securities requested to be registered by the Holders and Additional Holders and all other Persons having rights to include securities held by them in such registration would not adversely affect the distribution or price of the securities to be sold by the Company in the offering in the opinion of such firm or are included in such offering notwithstanding any such opinion, the Company shall only include such lesser amount of Registrable Securities and Additional Securities and the aggregate number of Registrable Securities and Additional Securities to be included in such offering shall be allocated pro rata among the Holders, the Additional Holders and such other Persons requesting such registration on the basis of the percentage of the Registrable Securities and Additional Securities held by such Holders and Additional Holders which have requested that such Registrable Securities and Additional Securities be included provided further, however, that a registration under this Article 3 pursuant to demand registration rights of any Additional Holders shall be treated as a primary offering for purposes of this clause (ii) with the result that the applicable Additional Holders shall be entitled


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to the same priority with respect to the Holders to which the Company is entitled as provided above; and

                                    (iii) The Company shall not be required to
give notice of, or effect any registration of Registrable Securities under this
Article 3 incidental to, the registration of any of its securities in connection with mergers, consolidations, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit or compensation plans.

4. HOLDBACKS AND OTHER RESTRICTIONS.

                  4.01 Section 4(a)(i)(A) of the Agreement shall be amended in its entirety as follows:

                           (a) during the ninety (90) day period (or such longer
period of not more than one hundred eighty (180) days if such longer period is also required of the Company and all other persons having securities included in such registration) beginning on the effective date of such registration statement, to the extent timely notified in writing by the Company or the managing underwriters.

5. OTHER REGISTRATION RIGHTS AGREEMENTS.

                  5.01 A new Section 22 shall be added as follows:

                           The Company represents and warrants to the Holders
that it (i) has not granted any registration rights to any Person other than the Additional Holders pursuant to the Additional Registration Rights Agreements and
(ii) has caused to be amended all agreements relating to registration rights to which it is a party so that such agreements do not conflict with this Agreement, including without limitation Sections 2(a)(iv) and 3(a)(ii) hereof. The Company covenants and agrees that it will not grant any person any registration rights that are in conflict with this Agreement.

6. INDEMNIFICATION AND CONTRIBUTION.

                  6.01 Section 10(e) of the Agreement shall be deleted in its entirety.

7. INFORMATION BLACKOUT

                  7.01 Section 7 of the Agreement shall be deleted in its entirety.

8. CONFIRMATION OF AGREEMENT

                  8.01 Except as supplemented or amended by this Amendment all other provisions of the Agreement shall remain in full force and effect, and the Agreement and this Amendment shall be taken and read as the same instrument. In the event of any conflict between


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the provisions of the Agreement and this Amendment, the provisions of this
Amendment shall prevail.

                  IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first above written.

                                     BRANDYWINE REALTY TRUST



                                     By:/s/ John P. Gallagher
                                        _________________________________
                                     Title: Executive Vice President Finance


                                     SAFEGUARD SCIENTIFICS
                                     (DELAWARE), INC.



                                     By:/s/ Jerry Wilk
                                        _________________________________

                                     Title: Vice President


                                     THE NICHOLS COMPANY



                                     By:/s/ John P. Gallagher
                                        _________________________________

                                     Title: Vice President Finance


                                     TURKEY VULTURE FUND XIII, LTD.



                                     By:/s/ Richard M. Osborne
                                        _________________________________

                                          Richard M. Osborne, Manager


                                     /s/Brian F. Belcher
                                     ____________________________________
                                     BRIAN F. BELCHER




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                                     /s/ Jack R. Loew
                                     ____________________________________
                                     JACK R. LOEW


                                     /s/ Craig C. Hough
                                     ____________________________________
                                     CRAIG C. HOUGH


                                     /s/ Gary C. Bender
                                     ____________________________________
                                     GARY C. BENDER


                                     /s/ Werner A. Fricker
                                     ____________________________________
                                     WERNER A. FRICKER



                                     RDC INSTITUTE, INC.



                                     By:/s/ David N. Sciocchetti
                                        _________________________________




                                     LOTZ DESIGNERS ENGINEERS AND
                                         CONSTRUCTOR, INC.



                                     By:/s/ John Lotz
                                        _________________________________




                                     C/N OAKLANDS III, INC.



                                     By:/s/ John P. Gallagher
                                        _________________________________




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                                     IRON RUN V, INC.



                                     By:/s/ John P. Gallagher
                                        _________________________________




                                     C/N IRON RUN III, INC.



                                     By:/s/ John P. Gallagher
                                        _________________________________





                                     C/N LEEDOM II, INC.



                                     By:/s/ John P. Gallagher
                                        _________________________________



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